UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February  28, 2007

Structured Asset Securities Corporation

(as Depositor under the Trust Agreement, dated as of February 1, 2007, providing for the issuance of
BNC Mortgage Loan Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007‑1)

BNC Mortgage Loan Trust 2007-1

(Issuing Entity)

Structured Asset Securities Corporation

(Exact Name of Depositor as Specified in its Charter)

Lehman Brothers Holdings Inc.

(Exact Name of Sponsor as Specified in its Charter)

Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

333-133985

(Commission File Number)

Delaware	74-2440850
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor, New York, NY  10019

(Address of principal executive offices, with zip code)

(212) 526-7000

(Registrant's telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events

Heller Ehrman LLP has been retained by this Registrant as special counsel for its Registration Statement on Form S-3 (Commission File No. 333-133985) in connection with various transactions.  Legal opinions by Heller Ehrman LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01                Financial Statements and Exhibits

                                (a)           Not applicable

                                (b)           Not applicable

                                (c)           Not applicable

                                (d)           Exhibits:

Exhibit No.	Description
5.1	Opinion of Heller Ehrman LLP as to legality (including consent of such firm).
8.1	Opinion of Heller Ehrman LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).
23.1	Consent of Heller Ehrman LLP (included in Exhibit 5.1).

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

Date:  February 28, 2007                                      By:                              /S/ Ellen V. Kiernan

Name:         Ellen V. Kiernan

Title:           Senior Vice President

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1	Opinion of Heller Ehrman LLP as to legality (including consent of such firm).
2	8.1	Opinion of Heller Ehrman LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).
3	23.1	Consent of Heller Ehrman LLP (included in Exhibit 5.1).

EXHIBIT 5.1

February 28, 2007

Structured Asset Securities Corporation 745 Seventh Avenue, 7th Floor New York, New York 10019

Re:          Structured Asset Securities Corporation,
 Registration Statement on Form S-3

Ladies and Gentlemen:

        We have acted as counsel for Structured Asset Securities Corporation, as depositor (the “Depositor”), in connection with the:

        (1)               Mortgage Loan Sale and Assignment Agreement, dated February 1, 2007 (the “Mortgage Loan Sale Agreement”), between Lehman Brothers Holdings Inc. (“Holdings”) and the Depositor;

        (2)               Trust Agreement, dated as of February 1, 2007 (the “Trust Agreement”), among the Depositor, as depositor, Aurora Loan Services LLC, as master servicer (the “Master Servicer”), Clayton Fixed Income Services Inc., as credit risk manager (the “Credit Risk Manager”), Wells Fargo Bank, N.A., as securities administrator (the “Securities Administrator”) and U.S. Bank National Association, as trustee, (the “Trustee”), pursuant to which the following certificates will be issued:  (i) the Class A1 Certificates, the Class A2 Certificates, the Class A3 Certificates, the Class A4 Certificates, the Class A5 Certificates, the Class M1 Certificates, the Class M2 Certificates, the Class M3 Certificates, the Class M4 Certificates, the Class M5 Certificates, the Class M6 Certificates, the Class M7 Certificates, the Class M8 Certificates and the Class M9 Certificates (collectively, the “Public Certificates”) and (ii) the Class B1 Certificates, the Class B2 Certificates, the Class P Certificates, the Class X Certificates, the Class LT-R Certificates and the Class R Certificates (collectively, the “Private Certificates”, and together with the Public Certificates, the “Certificates”);

        (3)               Underwriting Agreement, dated December 21, 2005, between the Depositor and Lehman Brothers Inc. (“Lehman Brothers” or the “Underwriter”), as supplemented by a Terms Agreement dated February 22, 2007 (such underwriting agreement, as supplemented by such terms agreement, the “Underwriting Agreement”), between the Depositor and the Underwriter, pursuant to which the Public Certificates will be purchased from the Depositor by the Underwriter;

        (4)               Prospectus, dated February 20, 2007 (the “Prospectus”); and

        (5)               Prospectus Supplement, dated February 23, 2007 (the “Prospectus Supplement”).

        The Mortgage Loan Sale and Assignment Agreement, the Trust Agreement and the Underwriting Agreement are collectively referred to herein as the “Agreements.”  Capitalized terms not defined herein have the meanings assigned to them in the Agreements.

I.

        We have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all records, documents and instruments submitted to us as copies.  We have based our opinion upon our review of the above documents and such other documents as we have deemed necessary, including, where we have deemed appropriate, representations or certifications of officers of parties to the Agreements or public officials.

II.

        We have also assumed the following, without making any inquiry into the reasonableness or validity thereof:

        (a)        Each of the parties to the Agreements (other than the Depositor) (the “Other Parties”) has all necessary power and authority to execute and deliver, and perform its obligations under, each of the Agreements to which it is a party.

        (b)        Each of the Agreements is a valid and binding obligation of each of the Other Parties, enforceable against each of the Other Parties in accordance with its terms.

        (c)        There are no facts or circumstances relating to any of the Other Parties (for example, regulatory prohibitions or the failure to qualify to do business) that might prevent any Other Party from enforcing any of the rights to which our opinion relates.

III.

        This opinion is limited to United States federal law and New York state law.  The opinion set forth in paragraph 3 of Part IV is limited to Sections 860A through 860G (the “REMIC Provisions”) of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a real estate mortgage investment conduit (“REMIC”), applicable regulations thereunder and current judicial and administrative authority with respect thereto.  We disclaim any opinion as to the laws of any other jurisdiction.  We further disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental body or as to any related judicial or administrative opinion.

        With respect to the opinion set forth in paragraphs 3 and 4 of Part IV, it should be noted that no ruling has been sought from the Internal Revenue Service as to the federal tax treatment of the Certificates or of any REMIC.  The opinion represents only our best judgment as to the likely outcome if the issues were properly presented in a court of competent jurisdiction and is not binding on the Internal Revenue Service or the courts or any government body.

IV.

        Based upon the foregoing and our examination of such questions of law as we have deemed necessary or appropriate for our opinion, and subject to the limitations and qualifications expressed below, it is our opinion that:

        1.         The Trust Agreement has been duly and validly authorized by all necessary action on the part of the Depositor and, when duly executed and delivered by the Depositor, the Trustee, the Master Servicer, the Credit Risk Manager and any other party thereto, the Trust Agreement will constitute a valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforcement, to (i) bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors’ rights and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law;

        2.         The issuance and sale of the Certificates have been duly authorized by all requisite corporate action on the part of the Depositor and, when duly and validly executed and authenticated in accordance with the terms of the Trust Agreement and delivered against payment therefor pursuant to the Underwriting Agreement, the Certificates will be duly and validly issued and outstanding, and entitled to the benefits of the Trust Agreement;

        3.         Under existing law, assuming compliance with all provisions of the Trust Agreement, for federal income tax purposes, each segregated pool of assets for which the Trust Agreement directs that a REMIC election be made will qualify as a “real estate mortgage investment conduit” (“REMIC”) pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”); each of the Basis Risk Reserve Fund and the Supplemental Interest Trust will be an outside reserve fund, within the meaning of Treasury Regulation Section 1.860G-2(h), that is beneficially owned by the beneficial owner of the Class X Certificates (except with respect to the Collateral Account, which is beneficially owned by the Swap Counterparty); each Class of Certificates, other than the Class LT-R and Class R Certificates and exclusive of any right to receive payments from (and obligation to make payments to) the Basis Risk Reserve Fund or the Supplemental Interest Trust, will evidence ownership of “regular interests” in a REMIC within the meaning of Section 860G(a)(1) of the Code; the right to receive payments from the Basis Risk Reserve Fund and the Supplemental Interest Trust in the case of the Certificates (other than the Class P, Class X, Class LT-R and Class R Certificates) will represent contractual rights coupled with regular interests within the meaning of Treasury Regulation Section 1.860G-2(i); and each of the Class LT-R and Class R Certificates will be considered to represent the sole class of residual interest in one or more REMICs formed pursuant to the Trust Agreement for purposes of Section 860G(a)(2) of the Code; and

        4.         The statements contained under the caption “Material Federal Income Tax Considerations” in the Prospectus and the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

V.

        We further advise you that:

        (a)        The Other Parties will not invoke penalties (or other remedies) for defaults that bear no reasonable relation to the damage suffered or that would otherwise work a forfeiture.

        (b)        Provisions of any agreement requiring that waivers must be in writing may not be binding or enforceable if a non-executory oral agreement has been created modifying any such provision or an implied agreement by trade practice or course of conduct has given rise to a waiver.

        (c)        The effectiveness of indemnities, rights of contribution, exculpatory provisions, choice of venue provisions, waivers of jury trials and waivers of the benefits of statutory provisions may be limited on public policy grounds.

        (d)        Provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy or the election of some particular right or remedy does not preclude recourse to one or more rights or remedies may not be enforceable under certain circumstances.

        (e)        Our opinions set forth above with respect to the enforceability of any right or obligation under any of the Agreements are subject, as to enforcement, to (i) bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors’ rights and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

VI.

        We hereby consent to the filing of this opinion letter as an Exhibit to the Current Report of the Registrant on Form 8-K and to Registration Statement No. 333-133985, as filed by the Depositor on August 8, 2006 with the Securities and Exchange Commission (the “Registration Statement”), to the use of our name in the Prospectus and the Prospectus Supplement under the heading “Legal Matters” and to the filing of this opinion letter as an exhibit to any application made by or on behalf of the Registrant or any dealer in connection with the registration or qualification of the Certificates under the securities law of any State of the United States or other jurisdiction, without admitting that we are “persons” within the meaning of Section 7(a) or 11(a)(4) of the Securities Act of 1933, as amended, or “experts” for the purposes of Section 11 thereof, with respect to any portion of the Registration Statement.

To ensure compliance with requirements imposed by the IRS, we inform you that any tax advice contained in this communication (including any attachments) (i) was not intended or written to be used, and cannot be used, for the purpose of avoiding any tax penalty and (ii) was written to promote, market or recommend the transaction or matter addressed in the communication.

Very truly yours,

/S/ Heller Ehrman LLP